UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, (i) Richard E. Muncrief provided notice that he will retire from his position as President and Chief Executive Officer and as a member of the Board of Directors (the “Board”) of Devon Energy Corporation (the “Company”), effective as of 8:00 a.m. Central Time on March 1, 2025 (the “Effective Time”), and (ii) the Board appointed Clay M. Gaspar as President and Chief Executive Officer and as a member of the Board, effective as of the Effective Time.

Mr. Gaspar currently serves as the Company’s Executive Vice President and Chief Operating Officer. In connection with Mr. Gaspar’s appointment as President and Chief Executive Officer, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the following compensation: (i) a base salary at an annualized rate of pay of $1,000,000, and (ii) a target percentage for the annual performance cash bonus of 130% of base salary, in each case effective as of the Effective Time. The Compensation Committee also established a target level for the grant value of annual long-term equity incentives to be awarded by the Compensation Committee of $8,000,000. There are no arrangements or understandings between Mr. Gaspar and any other person in connection with his appointment to the Board. Mr. Gaspar’s biography and other information required by Item 5.02(c) of Form 8-K may be found in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2024, and such information is incorporated herein by reference.

Mr. Muncrief’s decision to retire from the Board is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following his retirement from the Board, Mr. Muncrief will continue in a special advisory capacity to the Company until his planned departure as an employee of the Company in the second quarter of 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date: December 9, 2024